Exhibit 24

CarMax, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 5,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 28, 2016, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 24th day of June, 2016.

/s/ Ronald E. Blaylock
Ronald E. Blaylock
Director

CarMax, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 5,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 28, 2016, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28th day of June, 2016.

/s/ Alan B. Colberg
Alan B. Colberg
Director

CarMax, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 5,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 28, 2016, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28th day of June, 2016.

/s/ Rakesh Gangwal
Rakesh Gangwal
Director

CarMax, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 5,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 28, 2016, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28th day of June, 2016.

/s/ Jeffrey E. Garten
Jeffrey E. Garten
Director

CarMax, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy her attorney-in-fact, each with full power to act without the other, to execute on her behalf, individually and in her capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 5,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 28, 2016, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as she herself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28th day of June, 2016.

/s/ Shira Goodman
Shira Goodman
Director

CarMax, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 5,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 28, 2016, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28th day of June, 2016.

/s/ W. Robert Grafton
W. Robert Grafton
Director

CarMax, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 5,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 28, 2016, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28th day of June, 2016.

/s/ Edgar H. Grubb
Edgar H. Grubb
Director

CarMax, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy her attorney-in-fact, each with full power to act without the other, to execute on her behalf, individually and in her capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 5,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 28, 2016, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as she herself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28th day of June, 2016.

/s/ Marcella Shinder
Marcella Shinder
Director

CarMax, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 5,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 28, 2016, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28th day of June, 2016.

/s/ Mitchell D. Steenrod
Mitchell D. Steenrod
Director

CarMax, Inc.
Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 5,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 28, 2016, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28th day of June, 2016.

/s/ William R. Tiefel
William R. Tiefel
Director